OTHER FINANCIAL ASSETS	13 Months Ended
Sep. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
OTHER FINANCIAL ASSETS	OTHER FINANCIAL ASSETS
i.Weekend Holdings Corp.
On March 30, 2023, the Company entered into a product purchase agreement with Green Tank Technologies Corp. ("Greentank"), a leading vaporization technology company and a subscription agreement with Greentank’s parent company, Weekend Holdings Corp. (“Weekend Holdings”). The product purchase agreement provides the Company with an exclusivity period in Canada for the new technology incorporated into 510 vape cartridges (along with other formats) for use with cannabis, including the development of a custom all-in-one device that will be proprietary to Organigram. Under the terms of the subscription agreement, the Company subscribed for preferred shares for an aggregate subscription price of US $4.0 million ($5,504 including transaction costs of $73) representing an approximate 2.6% interest in WHC.

At initial recognition, the investment in Weekend Holdings is classified as an equity investment and the Company irrevocably elected to measure this investment at fair value through other comprehensive income. As at September 30, 2023, the investment had a fair value of $5,345 and the company recognized the change in fair value of $159 in the consolidated statements of operations and comprehensive loss within other comprehensive income (loss).

ii.Phylos Bioscience Inc.
On May 25, 2023, the Company entered into a secured convertible loan agreement (the "Secured Convertible Loan Agreement") with Phylos Bioscience Inc. ("Phylos"), a cannabis genetics company and provider of production ready seeds, based in Portland, Oregon. Under the terms of this agreement, the Company will advance up to US $8 million to Phylos in three tranches structured as a secured convertible loan (the "Secured Convertible Loan"). The Company advanced Phylos an initial US $3.25 million ($4,429) on the initial closing date of the Secured Convertible Loan Agreement with a commitment to fund up to an additional US $4.75 million over two tranches within 12 and 24 months from the initial closing date, upon the completion of certain milestones. The secured convertible loan will accrue paid-in-kind interest (“PIK”) at a rate of the U.S. Prime Rate plus 3.5% (with an overall cap of 11%) subject to certain conditions. The maturity date of the Secured Convertible Loan will be on the fifth anniversary of the initial closing date subject to one-year extensions at the Company's discretion and certain other conditions stipulated in the agreement. The Secured Convertible Loan (principal and PIK outstanding) is convertible into common share equity of Phylos under certain circumstances.

In conjunction with a Secured Convertible Loan Agreement, the Company also entered into Genetics Product and Conversion Assistance Agreement with Phylos. The intellectual property (rights and licenses) acquired under the Genetics Product and
Conversion Assistance Agreement are recognized as an intangible assets per IAS 38 with its value (amounting to $2,710) being the residual consideration after deducting the fair value of the Secured Convertible Loan from the total advance amount and the derivative liability as of initial closing date.

The Company's commitment to fund an additional US $4.75 million over two tranches within 12 and 24 months from the initial closing date, meets the definition of a derivative under IFRS 9 Financial Instruments and accordingly, the value of such derivative was considered as part of the overall transaction price in the initial recognition of the Secured Convertible Loan and intangible assets. The subsequent measurement of the derivative liability is measured at FVTPL. Refer to Note 14 (iii) for further information.
As at September 30, 2023, the Secured Convertible Loan had a fair value of $3,092 and the Company recognized the change in fair value of $52 in the consolidated statements of operations and comprehensive loss.